SUPPLEMENT TO THE PROSPECTUS
                                       OF
                            EVERGREEN BALANCED FUNDS


I.       Evergreen Select Balanced Fund (the "Fund")

         Effective December 21, 2001, the section of the Fund's prospectus entitled "FUND FACTS" is revised to include the following:

     Portfolio Managers:
     o     Tattersall Advisory Group, Inc.
     o     Large Cap Growth Team
     o     Large Cap Value Team

         The section of the Fund's prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is revised to include the following:

           Select Balanced Fund
           The fixed income portion of the Fund is managed by a team of fixed income portfolio management professionals of Tattersall Advisory Group, Inc., with team members responsible for various fixed income sectors.

           The equity portion of the Fund is co-managed by two of EIMC's teams - the Large Cap Growth Team and the Large Cap Value Team - with team members responsible for various equity sectors.

         The first paragraph in the section of the Fund's prospectus entitled "INVESTMENT STRATEGY" is replaced with the following;:

           The Fund invests in common stocks, preferred stocks and fixed income securities to provide a stable income flow. It is anticipated that the Fund's assets allocation will range between 40-75% in common and preferred stocks, 25-50% in fixed income securities and 0-25% in cash equivalents.

           The equity portion of the Fund invests primarily in the equity securities of large and mid-sized U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000 Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000 Index. The Fund's stock selection is based on a style of equity management that allows it to invest in both growth- and value-oriented equity securities. The portfolio managers select equities that demonstrate superior and sustainable earnings growth, as well as those which they believe are undervalued and which exhibit positive trends in their underlying operations and earnings expectations. The investment process combines quantitative and qualitative fundamental analysis to identify companies which exhibit histories of superior earnings, strong current fundamentals, and rising earnings expectations, as well as industry leadership, quality of management, the companies' current positions and future earnings prospects.



December 21, 2001                                        560502 (12/01)